UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K/A

                                  CURRENT REPORT
      Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)    December 23, 1998
                                                     -------------------------
                                   SB Partners
     -------------------------------------------------------------------------
              (Exact name of registrant as specified in its charter)

      New York                         000-08952                   13-6294787
     -------------------------------------------------------------------------
     (State or other jurisdiction      (Commission               (IRS Employer
         of incorporation)             File Number)        Identification No.)

       666 Fifth Avenue, New York, NY                                 10103
     -------------------------------------------------------------------------
      (Address of principal executive offices)                    (Zip Code)

     Registrant's telephone number, including area code     (212) 408-2929
                                                       -----------------------

     -------------------------------------------------------------------------
          (Former name or former address, if changed since last report.)

     Item 7. Financial Statements

             The following audited and pro forma financial information is included as an amendment to the Form 8-K dated December 23, 1998, filed on January 7, 1999 and incorporated herein by reference.

             In assessing the acquisition of Halton Place Apartments, the Registrant considered historical and estimates of future cash flows, physical condition, location, the competitive nature of the market, existing tenancies and opportunities to retain and attract additional tenants. Furthermore, current and anticipated maintenance and repair costs, real estate taxes and capital improvement requirements were evaluated. After reasonable inquiry, the Registrant is not aware of any material factors that would cause the reported financial information in the accompanying Statements of Revenue and Certain Expenses not to be indicative of future operating results, although no assurance can be given that the historical financial information will be representative of future results.

             The following pro forma consolidated financial statements reflect the acquisition of Halton Place Apartments by the Registrant. As the Registrant used the proceeds of a mortgage note of $17,250,000 secured by Cypress Key Apartments to make this purchase, the consolidated balance sheet as of the last filing, September 30, 1998, has been adjusted to reflect the inclusion of the assets and liabilities of the newly acquired apartment community, as well as the new mortgage note, as if the acquisition and financing had occurred at the end of the period. The consolidated statements of operations for both the nine months ended September 30, 1998 and the year ended December 31, 1997 have been restated to reflect the results of operations of the Registrant as if the acquisition and financing had been consummated at the beginning of the periods presented.

             In addition, as Cherry Hill Office Center was sold on April 16, 1998, Riverbend Apartments was sold on June 30, 1998, and Cypress Key Apartments was acquired on August 20, 1998, the consolidated statements of operations for the periods ended September 30, 1998 and December 31, 1997 have been restated to reflect the results of operations of the Registrant as if these transactions had been consummated at the beginning of the periods presented. Furthermore, all items of income and related expenses of Plantation Shopping Center, which was sold on December 8, 1997, have been removed from the consolidated statement of operations for the year ended December 31, 1997, to reflect the sale as if it had occurred at the beginning of the year. The Registrant is reflecting these transactions in accordance with the rules and regulations regarding the filing of Form 8-K, as the transactions were consummated during the fiscal periods presented. Please refer to the Forms 8-K filed December 23, 1997, as amended, April 30, 1998, July 15, 1998, and September 4, 1998, as amended, filed in connection with these transactions.

                                 SB PARTNERS
                                 -----------

                                 FORM 8-K/A
                                 ----------

                        INDEX TO FINANCIAL STATEMENTS
                        -----------------------------


  Statement of Revenue and Certain Expenses
      for the nine months ended September 30, 1998 (Unaudited) . . . . . . .  4

  Notes to Statement of Revenue and Certain Expenses (Unaudited) . . . . . .  5

  Report of Independent Public Accountants . . . . . . . . . . . . . . . . .  6

  Statement of Revenue and Certain Expenses
      for the year ended December 31, 1997 . . . . . . . . . . . . . . . . .  7

  Notes to Statement of Revenue and Certain Expenses . . . . . . . . . . . .  8

  Pro Forma Consolidated Balance Sheet
      as of September 30, 1998 (Unaudited) . . . . . . . . . . . . . . . . .  9

  Pro Forma Consolidated Statement of Operations
      for the nine months ended September 30, 1998 (Unaudited) . . . .  10 - 11

  Pro Forma Consolidated Statement of Operations
      for the year ended December 31, 1997 (Unaudited) . . . . . . . .  12 - 14

  Notes to Pro Forma Consolidated Financial Statements (Unaudited) . .  15 - 16



                          HALTON PLACE APARTMENTS
                          ----------------------
                 STATEMENT OF REVENUE AND CERTAIN EXPENSES
                 -----------------------------------------
               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
               --------------------------------------------
                                 UNAUDITED
                                 ---------

REVENUE:
Rental income                                                   $1,208,236
Other income                                                        47,941
                                                                ----------

Total revenue                                                    1,256,177
----------

CERTAIN EXPENSES:
Repairs and maintenance                                            152,267
Real estate taxes                                                  114,289
Utilities                                                           76,775
General and administrative                                          70,828
Promotions and marketing                                            65,486
Management fees                                                     52,861
Insurance                                                           14,855
Professional services                                                  779
                                                                ----------

        Total certain expenses                                     548,140
                                                                ----------

REVENUE IN EXCESS OF CERTAIN EXPENSES                           $  708,037
                                                                ==========

 The accompanying notes are an integral part of this financial statement.


                            HALTON PLACE APARTMENTS
                             ----------------------
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
               --------------------------------------------------
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                  --------------------------------------------
                                   UNAUDITED
                                   ---------

1.  BASIS OF PRESENTATION

    The accompanying Statement of Revenue and Certain Expenses relates to the operations of Halton Place Apartments, a 246 unit residential apartment community located in Greenville, South Carolina.

    The accompanying financial statement has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and thus excludes certain expenses, such as depreciation and amortization, not related to the future operations of the property. Management is not aware of any material factors relating to the property which would cause the reported financial information not to be indicative of future operating results.

2.  SIGNIFICANT ACCOUNTING POLICIES

    The accompanying Statement of Revenue and Certain Expenses was prepared using the accrual basis of accounting in accordance with generally accepted accounting principles. Rental income is recorded as earned pursuant to the terms of leases entered into with tenants, generally for periods not longer than a year. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of certain estimates in determining the reported amounts of revenues and expenses. Actual results could differ from those estimates.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Owners of
Halton Place Apartments:


We have audited the statement of revenue and certain expenses of Halton Place Apartments for the year ended December 31, 1997. This financial statement is the responsibility of the Property s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a current report on Form 8-K of SB Partners, as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Halton Place Apartments for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP
/s/ Arthur Andersen LLP

Charlotte, North Carolina
December 23, 1998



                          HALTON PLACE APARTMENTS
                          ----------------------
                 STATEMENT OF REVENUE AND CERTAIN EXPENSES
                 -----------------------------------------
                   FOR THE YEAR ENDED DECEMBER 31, 1997
                   ------------------------------------

REVENUE:
  Rental income                                                 $1,582,657
  Other income                                                     101,282
                                                                ----------

         Total revenue                                           1,683,939
                                                                ----------

CERTAIN EXPENSES:
  Repairs and maintenance                                          176,608
  General and administrative                                       173,872
  Real estate taxes                                                143,666
  Utilities                                                         86,584
  Management fees                                                   86,261
  Promotions and marketing                                          48,280
  Insurance                                                         17,140
  Professional services                                              9,438
                                                                ----------

         Total certain expenses                                    741,849
                                                                ----------

REVENUE IN EXCESS OF CERTAIN EXPENSES                           $  942,090
                                                                ==========

 The accompanying notes are an integral part of this financial statement.


                            HALTON PLACE APARTMENTS
                            -----------------------
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
               --------------------------------------------------
                               DECEMBER 31, 1997
                               -----------------

1.  BASIS OF PRESENTATION

    The statement of revenue and certain expenses reflects the operations of Halton Place Apartments (the Property), located in Greenville, South Carolina. The Property was acquired by SB Partners (the Company) from Archstone Communities on December 23, 1998. The Property was acquired by Archstone Communities from Charter Properties Project Limited Partnership #3 in May 1998. The Property has 246 units and was 84% leased as of December 31, 1997. This statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a current report on Form 8-K to be filed by the Company.

    The accounting records of the Property are maintained on a modified cash basis. Adjusting entries have been made to present the accompanying financial statement in accordance with generally accepted accounting principles. Rental income is recorded as it is earned pursuant to the terms of leases entered into with tenants. The accompanying financial statement excludes certain expenses such as interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the Property.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions affecting the reported amounts of revenue and expenses during the reporting period. The ultimate results could differ from those estimates.

2.  RELATED-PARTY TRANSACTIONS

    The Property paid management fees of $86,261 to Charter Properties, Inc., a related party, based on 5% of gross rental and other project income as defined in the management agreement.

                                              SB PARTNERS
                                              -----------
                                   (a New York limited partnership)
                                    ------------------------------
                                 PRO FORMA CONSOLIDATED BALANCE SHEET
                                 ------------------------------------
                                              (UNAUDITED)
                                               ---------

                                                    SEPTEMBER 30,        PRO FORMA         PRO FORMA
                                                        1998            ADJUSTMENTS         BALANCE
                                                     AS REPORTED        (SEE NOTE 2)         SHEET
                                                    -------------       -----------        ---------
 Assets:
   Investments -
     Real estate, at cost
     Land                                           $  5,184,653        $ 1,260,000      $  6,444,653
     Buildings, furnishings and improvements          49,986,165         11,367,843        61,354,008
     Less - accumulated depreciation                 (14,185,104)                 0       (14,185,104)
                                                    ------------        -----------      ------------
                                                      40,985,714         12,627,843        53,613,557

Other assets-
     Cash and cash equivalents                         3,161,480          4,134,792         7,296,272
     Other                                             1,164,860            520,189         1,685,049
                                                    ------------        -----------      ------------
    Total assets                                    $ 45,312,054        $17,282,824      $ 62,594,878
                                                    ============        ===========      ============
 Liabilities:

    Mortgage notes payable                          $ 24,760,919        $17,250,000      $ 42,010,919
    Accounts payable and accrued expenses                847,963              3,681           851,644
    Tenant security deposits                             120,909             29,143           150,052
                                                    ------------        -----------      ------------
    Total liabilities                                 25,729,791         17,282,824        43,012,615
                                                    ------------        -----------      ------------

 Partners' Capital:
 Units of partnership interest without par value;
    Limited partners - 7,753 units                    19,598,172                  0        19,598,172
    General partner - 1 unit                             (15,909)                 0           (15,909)
                                                    ------------        -----------      ------------
           Total partners' capital                    19,582,263                  0        19,582,263
                                                    ------------        -----------      ------------
          Total liabilities & partners' capital     $ 45,312,054        $17,282,824      $ 62,594,878
                                                    ============        ===========      ============

                See accompanying notes to pro forma consolidated financial statements.


                                                       SB PARTNERS
                                                      ------------
                                            (a New York limited partnership)
                                             ------------------------------
                                     PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                     ----------------------------------------------
                                                       (UNAUDITED)
                                                        ---------
                                      FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                      --------------------------------------------
                                                                              PRO FORMA ADJUSTMENTS
                                                                                  (SEE NOTE 2)
                                                                              ---------------------
                                                                           SALE OF
                                                                         CHERRY HILL        SALE OF           RESTATED
                                                          AS               OFFICE          RIVERBEND          FOR SALE
                                                       REPORTED            CENTER          APARTMENTS       TRANSACTIONS
                                                      ----------         -----------      -----------       ------------
 Revenue:
 Rental income                                        $6,533,788          $(416,047)      $(1,925,117)       $4,192,624
 Interest on short-term investments                      248,693                  0                 0           248,693
 Other                                                   543,171             (1,069)         (357,714)          184,388
                                                      ----------          ---------       -----------        ----------
     Total revenue                                     7,325,652           (417,116)       (2,282,831)        4,625,705
                                                      ----------          ---------       -----------        ----------
 Expenses:
 Real estate operating expenses                        3,775,686           (250,472)       (1,377,203)        2,148,011
 Interest on mortgage notes payable                    1,495,390                  0           (96,430)        1,398,960
 Depreciation and amortization                           976,890             (4,873)                0           972,017
 Real estate taxes                                       519,143            (49,380)         (145,061)          324,702
 Management fees                                         626,742            (19,000)         (108,000)          499,742
 Other                                                   209,650            (17,216)          (16,552)          175,882
                                                      ----------          ---------       -----------        ----------
     Total expenses                                    7,603,501           (340,941)       (1,743,246)        5,519,314
                                                      ----------          ---------       -----------        ----------
 Net income (loss) from continuing operations           (277,849)           (76,175)         (539,585)         (893,609)

 Net income (loss) from continuing operations
        allocated to general partner                         (36)               (10)              (70)             (116)
                                                      ----------          ---------       -----------        ----------
 Net income (loss) from continuing operations
        allocated to limited partners                 $ (277,813)         $ (76,165)      $  (539,515)       $ (893,493)
                                                      ==========          =========       ===========        ==========
 Net income (loss) from continuing operations
     per unit of limited partnership interest         $   (35.83)         $   (9.82)      $    (69.59)       $  (115.24)
                                                      ==========          =========       ===========        ==========
 Weighted Average Number of Units of Limited
    Partnership Interest Outstanding                       7,753              7,753             7,753             7,753
                                                      ==========          =========       ===========        ==========

                         See accompanying notes to pro forma consolidated financial statements.

                                                       SB PARTNERS
                                                      ------------
                                            (a New York limited partnership)
                                             ------------------------------
                                     PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                     ----------------------------------------------
                                                       (UNAUDITED)
                                                        ---------
                                      FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                      --------------------------------------------

                                                                               PRO FORMA ADJUSTMENTS
                                                                                   (SEE NOTE 2)
                                                                               ---------------------
                                                                       PURCHASE AND
                                                      RESTATED         FINANCING OF        PURCHASE OF        PRO FORMA
                                                      FOR SALE          CYPRESS KEY        HALTON PLACE         INCOME
                                                    TRANSACTIONS        APARTMENTS          APARTMENTS        STATEMENT
                                                    ------------       ------------        -----------        ---------
 Revenue:
 Rental income                                        $4,192,624         $1,830,358         $1,208,236       $7,231,218
 Interest on short-term investments                      248,693                  0                  0          248,693
 Other                                                   184,388             77,998             47,941          310,327
                                                      ----------         ----------         ----------       ----------
     Total revenue                                     4,625,705          1,908,356          1,256,177        7,790,238
                                                      ----------         ----------         ----------       ----------
 Expenses:
 Real estate operating expenses                        2,148,011            605,856            433,072        3,186,939
 Interest on mortgage notes payable                    1,398,960            851,000                  0        2,249,960
 Depreciation and amortization                           972,017            433,923            284,000        1,689,940
 Real estate taxes                                       324,702            195,112            114,289          634,103
 Management fees                                         499,742            (18,000)           108,000          589,742
 Other                                                   175,882              4,112                779          180,773
                                                      ----------         ----------         ----------       ----------
     Total expenses                                    5,519,314          2,072,003            940,140        8,531,457
                                                      ----------         ----------         ----------       ----------
 Net income (loss) from continuing operations           (893,609)          (163,647)           316,037         (741,219)

 Net income (loss) from continuing operations
        allocated to general partner                        (116)               (21)                41              (96)
                                                      ----------         ----------         ----------       ----------
 Net income (loss) from continuing operations
        allocated to limited partners                 $ (893,493)        $ (163,626)        $  315,996       $ (741,123)
                                                      ==========         ==========         ==========       ==========
 Net income (loss) from continuing operations
     per unit of limited partnership interest         $  (115.24)        $   (21.10)        $    40.76       $   (95.59)
                                                      ==========         ==========         ==========       ==========
 Weighted Average Number of Units of Limited
    Partnership Interest Outstanding                       7,753              7,753              7,753            7,753
                                                      ==========         ==========         ==========       ==========

                         See accompanying notes to pro forma consolidated financial statements.

                                                       SB PARTNERS
                                                      ------------
                                            (a New York limited partnership)
                                             ------------------------------
                                     PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                     ----------------------------------------------
                                                       (UNAUDITED)
                                                        ---------
                                          FOR THE YEAR ENDED DECEMBER 31, 1997
                                          ------------------------------------
                                                                   PRO FORMA ADJUSTMENTS
                                                                        (SEE NOTE 2)
                                                                   ---------------------
                                                                          SALE OF           RESTATED
                                                                         PLANTATION       FOR SALE OF
                                                         AS               SHOPPING         PLANTATION
                                                      REPORTED             CENTER       SHOPPING CENTER
                                                     ----------         -----------     ---------------
 Revenues:
 Rental income                                       $ 8,647,671        $(1,660,552)       $ 6,987,119
 Interest on short-term investments                      110,680                  0            110,680
 Other                                                   307,301            (38,856)           268,445
                                                     -----------        -----------        -----------
     Total revenues                                    9,065,652         (1,699,408)         7,366,244
                                                     -----------        -----------        -----------
 Expenses:
 Real estate operating expenses                        3,826,057           (309,882)         3,516,175
 Interest on mortgage notes and other loans payable    2,213,440           (390,484)         1,822,956
 Depreciation and amortization                         1,723,683           (391,992)         1,331,691
 Management fees                                       1,196,611           (160,000)         1,036,611
 Real estate taxes                                       815,086           (245,724)           569,362
 Write-off of uncollectible accounts                     369,635           (328,615)            41,020
 Other                                                   241,951            (32,208)           209,743
                                                     -----------        -----------        -----------
     Total expenses                                   10,386,463         (1,858,905)         8,527,558
                                                     -----------        -----------        -----------
          Income (loss) from operations               (1,320,811)           159,497         (1,161,314)

 Equity in net income of joint venture                   316,320                  0            316,320
                                                     -----------        -----------        -----------
 Net income (loss) from continuing operations         (1,004,491)           159,497           (844,994)

 Net income (loss) from continuing operations
        allocated to general partner                        (130)                21               (109)
                                                     -----------        -----------        -----------
 Net income (loss) from continuing operations
        allocated to limited partners                $(1,004,361)       $   159,476        $  (844,885)
                                                     ===========        ===========        ===========
 Net income (loss) from continuing operations
     per unit of limited partnership interest        $   (129.54)       $     20.56        $   (108.98)
                                                     ===========        ===========        ===========
 Weighted Average Number of Units of Limited
    Partnership Interest Outstanding                       7,753              7,753              7,753
                                                     ===========        ===========        ===========

                         See accompanying notes to pro forma consolidated financial statements.



                                                       SB PARTNERS
                                                      ------------
                                            (a New York limited partnership)
                                             ------------------------------
                                     PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                     ----------------------------------------------
                                                       (UNAUDITED)
                                                        ---------
                                          FOR THE YEAR ENDED DECEMBER 31, 1997
                                          ------------------------------------
                                                                               PRO FORMA ADJUSTMENTS
                                                                                   (SEE NOTE 2)
                                                       RESTATED                ---------------------
                                                     FOR SALE OF          SALE OF           SALE OF          RESTATED
                                                     PLANTATION         CHERRY HILL        RIVERBEND         FOR SALE
                                                   SHOPPING CENTER     OFFICE CENTER       APARTMENTS      TRANSACTIONS
                                                   ---------------     -------------       ----------      ------------
 Revenues:
 Rental income                                       $ 6,987,119        $(1,496,841)        $(151,705)      $ 5,338,573
 Interest on short-term investments                      110,680                  0                 0           110,680
 Other                                                   268,445             (6,842)          (32,193)          229,410
                                                     -----------        -----------         ---------       -----------
     Total revenues                                    7,366,244         (1,503,683)         (183,898)        5,678,663
                                                     -----------        -----------         ---------       -----------
 Expenses:
 Real estate operating expenses                        3,516,175           (909,706)         (104,496)        2,501,973
 Interest on mortgage notes and other loans payable    1,822,956            (15,342)          (17,778)        1,789,836
 Depreciation and amortization                         1,331,691           (174,406)                0         1,157,285
 Management fees                                       1,036,611            (72,000)         (331,000)          633,611
 Real estate taxes                                       569,362           (168,971)          (10,915)          389,476
 Write-off of uncollectible accounts                      41,020                  0                 0            41,020
 Other                                                   209,743             (3,421)           (1,138)          205,184
                                                     -----------        -----------         ---------       -----------
     Total expenses                                    8,527,558         (1,343,846)         (465,327)        6,718,385
                                                     -----------        -----------         ---------       -----------
          Income (loss) from operations               (1,161,314)          (159,837)          281,429        (1,039,722)

 Equity in net income of joint venture                   316,320                  0          (316,320)                0
                                                     -----------        -----------         ---------       -----------
 Net income (loss) from continuing operations           (844,994)          (159,837)          (34,891)       (1,039,722)

 Net income (loss) from continuing operations
        allocated to general partner                       (109)                (21)               (4)             (134)
                                                     -----------        -----------         ---------       -----------
 Net income (loss) from continuing operations
        allocated to limited partners                $  (844,885)       $  (159,816)        $ (34,887)      $(1,039,588)
                                                     ===========        ===========         =========       ===========
 Net income (loss) from continuing operations
     per unit of limited partnership interest         $  (108.98)       $    (20.61)        $   (4.50)      $   (134.09)
                                                     ===========        ===========         =========       ===========
 Weighted Average Number of Units of Limited
    Partnership Interest Outstanding                       7,753              7,753             7,753             7,753
                                                      ==========        ===========         =========       ===========

                         See accompanying notes to pro forma consolidated financial statements.

                                                       SB PARTNERS
                                                      ------------
                                            (a New York limited partnership)
                                             ------------------------------
                                     PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                     ----------------------------------------------
                                                       (UNAUDITED)
                                                        ---------
                                          FOR THE YEAR ENDED DECEMBER 31, 1997
                                          ------------------------------------
                                                                               PRO FORMA ADJUSTMENTS
                                                                                   (SEE NOTE 2)
                                                                               ---------------------
                                                                       PURCHASE AND
                                                      RESTATED         FINANCING OF        PURCHASE OF        PROFORMA
                                                      FOR SALE         CYPRESS KEY         HALTON PLACE        INCOME
                                                    TRANSACTIONS        APARTMENTS          APARTMENTS       STATEMENT
                                                    ------------       ------------        ------------      ---------
 Revenues:
 Rental income                                       $ 5,338,573         $2,674,000         $1,582,657      $ 9,595,230
 Interest on short-term investments                      110,680                  0                  0          110,680
 Other                                                   229,410            101,966            101,282          432,658
                                                     -----------         ----------         ----------      -----------
     Total revenues                                    5,678,663          2,775,966          1,683,939       10,138,568
                                                     -----------         ----------         ----------      -----------
 Expenses:
 Real estate operating expenses                        2,501,973          1,095,546            588,745        4,186,264
 Interest on mortgage notes and other loans payable    1,789,836          1,134,000                  0        2,923,836
 Depreciation and amortization                         1,157,285            680,000            379,000        2,216,285
 Management fees                                         633,611             62,000            144,000          839,611
 Real estate taxes                                       389,476            303,319            143,666          836,461
 Write-off of uncollectible accounts                      41,020                  0                  0           41,020
 Other                                                   205,184              1,625              9,438          216,247
                                                     -----------         ----------         ----------      -----------
     Total expenses                                    6,718,385          3,276,490          1,264,849       11,259,724
                                                     -----------         ----------         ----------      -----------
          Income (loss) from operations               (1,039,722)          (500,524)           419,090       (1,121,156)

 Equity in net income of joint venture                         0                  0                  0                0
                                                     -----------         ----------         ----------      -----------
 Net income (loss) from continuing operations         (1,039,722)          (500,524)           419,090       (1,121,156)

 Net income (loss) from continuing operations
        allocated to general partner                        (134)               (65)                54             (145)
                                                     -----------         ----------         ----------      -----------
 Net income (loss) from continuing operations
        allocated to limited partners                $(1,039,588)        $ (500,459)        $  419,036      $(1,121,011)
                                                     ===========         ==========         ==========      ===========
 Net income (loss) from continuing operations
     per unit of limited partnership interest        $   (134.09)        $   (64.55)        $    54.05      $   (144.59)
                                                     ===========         ==========         ==========      ===========
 Weighted Average Number of Units of Limited
    Partnership Interest Outstanding                       7,753              7,753              7,753            7,753
                                                     ===========         ==========         ==========      ===========

                         See accompanying notes to pro forma consolidated financial statements.



                                SB PARTNERS
                                -----------
                     (a New York limited partnership)
                     --------------------------------

           NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
           ----------------------------------------------------
                                (UNAUDITED)
                                -----------


(1)     Accounting and Financial Reporting
        ----------------------------------
             The consolidated financial statements included herein are unaudited; however, the information reflects all adjustments (consisting solely of normal recurring adjustments) that are, in the opinion of management, necessary to a fair presentation of the financial position and results of operations for the periods presented.
         Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Registrant believes that the disclosures are adequate to make the information presented not misleading. It is suggested that these financial statements be read in conjunction with the financial statements and the notes thereto included in the Registrant's latest annual report on Form 10-K, quarterly report on Form 10-Q, and Forms 8-K filed December 23, 1997, as amended, April 30, 1998, July 15, 1998, and September 4, 1998, as amended.


(2)     Pro Forma Adjustments
        ---------------------

             The consolidated balance sheet as of the last filing date, September 30, 1998, has been restated to reflect the addition of the assets and liabilities related to Halton Place Apartments, and the mortgage placed on Cypress Key Apartments, as if the transactions had occurred on such date. The total costs to acquire Halton Place Apartments, $12,627,843, have been added to the Registrant s portfolio of investments in real estate properties. Liabilities assumed at the time of the purchase, prepaid rents of $3,681 and tenant security deposits of $29,143, were added to the Registrant s total liabilities. The mortgage note of $17,250,000 secured by Cypress Key Apartments has been added to the total of the Registrant s mortgage notes payable.
        The increase in deferred costs related to the financing, $290,938, has been added to the assets held by the Registrant and will be amortized over the 10 year term of the mortgage note. Other assets have also been increased $229,251 for the deposits held in escrow required by the lender under the terms of the mortgage note. Cash held by the Registrant has been increased by $4,134,792, the net cash provided by the financing after making the acquisition of Halton Place Apartments in an all cash transaction.

             The accompanying pro forma consolidated statements of operations for the nine months ended September 30, 1998, and the year ended December 31, 1997, have been adjusted to reflect the results of operations of the Registrant as if the acquisition and financing had been consummated at the beginning of the periods presented. The consolidated statements of operations have been adjusted for these recent events, as well as the acquisition of Cypress Key Apartments on August 20, 1998, the sale of Riverbend Apartments on June 30, 1998, and the sale of Cherry Hill Office Center on April 16, 1998, as if these transactions had also occurred at the beginning of the periods presented. Furthermore, all items of income and related expenses of Plantation Shopping Center, which was sold on December 8, 1997, have been removed from the consolidated statement of operations for the year ended December 31, 1997. The Registrant is reflecting these transactions in accordance with the rules and regulations regarding the filing of Form 8-K, as all were consummated during the fiscal periods presented. Please refer also to the Forms 8-K, as amended, filed in connection with these transactions.

             As previously reported, the Registrant purchased the forty percent co-venturer's interest in Riverbend Apartments on December 15, 1997. However, the pro forma effect on the consolidated statement of operations of the Registrant as a result of this acquisition is negated by the subsequent sale on June 30, 1998. Therefore, the net effect of the transactions has been reflected in the pro forma consolidated statement of operations for the year ended December 31, 1997. Please refer to the Form 8-K filed December 23, 1997, and the 1997 annual report on Form 10-K, for additional discussion regarding the acquisition of the forty percent co-venturer's interest in Riverbend Apartments.

             The items of income of Halton Place and Cypress Key Apartments that have been added to the consolidated statement of operations for the periods presented include rental and other income received from tenants. All expenses relating to the properties, including real estate operating expenses, interest on mortgage notes payable, taxes, depreciation, and other expenses have also been included. Management fees have been adjusted to reflect the investments in the properties, net of the proceeds of the mortgage note placed on Cypress Key Apartments.

             All items of income of Riverbend Apartments and Cherry Hill Office Center have been removed from the consolidated statements of operations for the periods presented, including rental and other income received from tenants. All expenses relating to the property, including interest accrued on the mortgage, real estate operating expenses, taxes, depreciation as applicable, and other expenses have also been removed from the statements of operations. In addition, management fees have been reduced to reflect the sales of the properties. Likewise, all items of income and expense of Plantation Shopping Center have been removed from the consolidated statement of operations for the year ended December 31, 1997. In accordance with the rules and regulations regarding the filing of Form 8-K, no gains or losses from the sales of the real estate are reflected in the pro forma statements of operations.

                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SB Partners
                                  ---------------------------------------
                                                (Registrant)

                                  By: SB PARTNERS REAL ESTATE CORPORATION
                                      GENERAL PARTNER


Date    March 8, 1999             /s/ George N. Tietjen III
     ------------------           ---------------------------------------
                                  George N. Tietjen III
                                  Vice-President